Exhibit 99.1

Upbound Group Closes Acquisition of Brigit, a Leading Financial Health Technology Firm

Transaction accelerates Upbound’s growth strategies by adding Brigit’s all-digital, scalable platform and suite of financial wellness tools, expanding Upbound’s technology-driven offerings of innovative and flexible financial solutions for more consumers and enhancing underwriting capabilities across the platform.

PLANO, Texas – Jan. 31, 2025 – Upbound Group, Inc. (“Upbound” or the “Company”) (NASDAQ: UPBD), a technology and data-driven leader in accessible and inclusive financial products that address the evolving needs and aspirations of underserved consumers, today announced the completion of its previously announced acquisition of Brigit, a leading financial health technology company. The combined company has significantly greater scale, currently serving approximately four million active customers, including Brigit’s over one million active paying subscribers and almost one million free subscribers.

The acquisition of Brigit expands Upbound’s platform of innovative technology-driven financial solutions to meet a broader range of complementary consumer needs, now also including earned wage access and credit building products, as well as financial wellness solutions and educational resources to help consumers better manage, save and earn money. In addition, Brigit’s proprietary cash flow underwriting data and tech stack are expected to enhance Upbound’s existing brands, including Acima and Rent-A-Center, by improving risk management and fraud prevention, enabling more customer approvals while also mitigating net losses and enhancing account management. Brigit co-founders Zuben Mathews and Hamel Kothari will continue to lead the Brigit team as a business segment of Upbound.

“Today’s acquisition of Brigit marks a significant step forward in Upbound’s execution of its growth strategies and mission to empower even more underserved consumers with a complementary set of leading financial solutions that meet their needs. By combining Brigit’s innovative technology, customer-centric approach and talented team with our company, we are enhancing our ability to create a more personalized customer experience and to deliver, at the right time and through the right channels, a wider range of targeted solutions for consumers. We are thrilled to welcome the Brigit team to Upbound,” said Upbound’s Chief Executive Officer Mitch Fadel.

“Joining forces with Upbound accelerates our opportunity to serve millions of Americans left behind by traditional financial institutions. By adding Brigit’s proprietary, machine learning-powered cash-flow technology and suite of innovative financial products to Upbound’s platform, we can empower those underserved individuals to build brighter financial futures,” said Brigit co-founder & CEO Zuben Mathews.

About Upbound Group, Inc.

Upbound Group, Inc. (NASDAQ: UPBD), is a technology and data-driven leader in accessible and inclusive financial products that address the evolving needs and aspirations of underserved consumers. The Company’s customer-facing operating units include industry-leading brands such as Rent-A-Center® and Acima® that facilitate consumer transactions across a wide range of store-based and digital retail channels, including over 2,300 company branded retail units across the United States, Mexico and Puerto Rico. Upbound Group, Inc. is headquartered in Plano, Texas. For additional information about the Company, please visit our website Upbound.com.

About Brigit

Brigit is a holistic financial health app that has helped millions of Americans budget better, access their earned wages before their regularly scheduled payday, build their credit through savings, protect themselves from identity theft, and find ways to earn and save money. Its mission is to help everyday Americans build a better financial future. Prior to the acquisition by Upbound, Brigit was backed by Lightspeed, DCM, Nyca, Flourish, Hummingbird, DN Capital, Will Smith, CRV, Canaan, Kevin Durant, Abstract, Sound and other prominent investors.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology and include, among others, statements concerning (a) the anticipated benefits and synergies of the transaction with Brigit, (b) the anticipated impact of the transaction on the combined company’s business and future financial and operating results, and (c) our goals, plans and projections with respect to our operations, financial position and business strategy. However, there can be no assurance that such expectations will occur. The Company's actual future performance could differ materially and adversely from such statements. Factors that could cause or contribute to such material and adverse differences include, but are not limited to: (1) risks relating to the transaction with Brigit, including (i) the failure of the transaction to deliver the estimated value and benefits expected by the Company, (ii) the incurrence of unexpected future costs, liabilities or obligations as a result of the transaction, (iii) the effect of the announcement of the transaction on the ability of the Company or Brigit to retain and hire necessary personnel and maintain relationships with material commercial counterparties, consumers and others with whom the Company and Brigit do business, (iv) the ability of the Company to successfully integrate Brigit’s operations over time, (v) the ability of the Company to successfully implement its plans, forecasts and other expectations with respect to Brigit’s business, and (vi) other risks and uncertainties inherent in a transaction of this size and nature; (2) the general strength of the economy and other economic conditions affecting consumer preferences, demand, payment behaviors and spending; (3) factors affecting the disposable income available to the Company's and Brigit’s current and potential customers; (4) the appeal of the Company’s and Brigit’s offerings to consumers; (5) the Company's and Brigit’s ability to protect their proprietary intellectual property; (6) the impact of the competitive environment in the Company’s and Brigit’s industries; (7) the Company's and Brigit’s ability to identify and successfully market products and services that appeal to their current and future targeted customer segments; (8) consumer preferences and perceptions of the Company's and Brigit’s brands; (9) the Company’s and Brigit’s compliance with applicable laws and regulations and the impact of active enforcement of those laws and regulations, including any changes with respect thereto or attempts to recharacterize their offerings as credit sales; (10) information technology and data security costs; (11) the impact of any breaches in data security or other disturbances to the Company's or Brigit’s information technology and other networks and the Company's and Brigit’s ability to protect the integrity and security of individually identifiable data of its customers and employees; and (12) the other risks detailed from time to time in the Company's SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2023 and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Investor Contact

Jeff Chesnut

SVP, IR & Corporate Development

972-801-1108

jeff.chesnut@upbound.com